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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (333-113007) and on Forms S-8 (No. 333-111728 and No. 333-111729) of Levitt Corporation of our report dated March 29, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Fort Lauderdale, Florida
March 30, 2004